1
Investor Presentation
May 14, 2008

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
2
Forward Looking Statements
This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.
Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.
Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing.
Such information and other information about the company is available in our annual report on Form
10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results.

NGPC
 NGP Capital Resources Company
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3
The NGPC Story
NGPC Business Rationale
• The energy industry requires constant investment to maintain and grow capacity
Our Company
• A specialty finance company providing capital to small and mid-sized energy companies
The Opportunity
• Participation in a growing portfolio of attractive, energy investments that meet our rigorous criteria and generate superior risk adjusted returns

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
4
Agenda

NGPC
 NGP Capital Resources Company
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5
NGPC At A Glance
• Equity market cap ~$287 million1
• Number of portfolio companies: 151
• Total Return Orientation
 – current yield plus
 – capital gains
• Since 2004 IPO
 – investments of $528 million1; realizations of $249 million1; current portfolio of $279 million1
• Based in Houston
 – 9 investment professionals
Note 1: As of 03-31-08

NGPC
 NGP Capital Resources Company
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Outperforming The Market Since Inception
Total Return(1)
November 10, 2004 - March 31, 2008
13.6%
S&P 500
23.6%
BDC Index
Source: Bloomberg
Note 1: Includes reinvestment of dividends
36.3%
NGPC

NGPC
 NGP Capital Resources Company
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A Range of Financing Products
Combined senior &
subordinated debt
Subordinated debt
Preferred equity
Portfolio Total Return Target: 15%-20%
Debt is often structured with equity kickers:
 • overriding royalty or net profits interests
 • warrants
 • conversion rights
Convertible debt
Project equity

NGPC
 NGP Capital Resources Company
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8
Positioned In The Mezzanine Investment Space
 IRR
Equity
Cash Flow Producing Risk Developing Risk Finding/Buying Risk
30% +
20%
15%
10%
5%
Sr. Sub Loans
Senior Loans
Mezzanine
NGP Capital Resources

NGPC
 NGP Capital Resources Company
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9
NGPC Is An Active Participant

NGPC
 NGP Capital Resources Company
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10
Composition of Investment Portfolio
As of March 31, 2008
Note 1: Overriding royalty interests, warrants and similar assets
Senior Secured Loans, 58%
Subordinated Secured
Loans & Notes, 10%
Net Profits Interests, 19%
Preferred Equity, 1%
Common Equities, 10%
Equity Kickers, 2%

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 NGP Capital Resources Company
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11
NGPC is a Business Development Company
Result: Compelling yield and tax attributes
No corporate Federal Income Tax
Distributes at least 90% of taxable income
1099 reporting
No unrelated business taxable income
Tax rules impose various asset diversification requirements

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 NGP Capital Resources Company
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12
NGPC is Uniquely Positioned Mezzanine Provider
Company
Structure
Public
Private
• Wide range of players
• Mezzanine providers are
 generally divisions of larger
 companies/private funds
General
Energy
Capital Providers
• 25 Business Development
 Companies of size

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 NGP Capital Resources Company
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NGPC is an Externally Managed BDC
Board of Directors
Ken Hersh (NGPECM)
Jim Latimer (Ind.)
David Albin (NGPECM)
Edward Blessing (Ind.)
Lon Kile (Ind.)
John Homier
President/CEO
Steve Gardner
CFO/Treasurer
Kelly Plato
Sr. VP & Managing Director
Executive Officers
NGP Investment
Adviser, LP
Investment
Advisory
Agreement
Ken Hersh (NGPECM)
Billy Quinn (NGPECM)
Dick Covington (NGPECM)
John Homier
John Homier
Steve Gardner
Kelly Plato
&
15 Employees

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 NGP Capital Resources Company
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14
Agenda
NGPC overview
Business philosophy
Performance highlights
Growth drivers

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 NGP Capital Resources Company
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15
Our Business Philosophy
2. Disciplined
investment
approach
3. Attractive
vehicle for
investors
4. Solid
results
1. Clear
industry
focus

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 NGP Capital Resources Company
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1. Focus
A Clear Industry Focus
• Small and mid-size companies in energy and related businesses
• Private companies
• Need capital for growth
• Investments range from $5 to $100 million
• Target investment size is $25 to $45 million

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 NGP Capital Resources Company
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2. Disciplined Investment Approach
Conservative Underwriting and Investment Philosophy
We look at 30 deals to do 1
Rigorous Screening Process
1
Strong management
Engineering oriented
Collateral security
Appropriate return for the risk assumed
Exit strategy
Emphasis on total return with current yield

NGPC
 NGP Capital Resources Company
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• Producer with existing assets desired to purchase an asset package having significant redevelopment potential (PDNP, PUD, operational improvements)
• Purchase price was approximately $120 million
• Senior debt capacity was approximately $60 million
• Solution: NGPC provided a $50 million subordinated debt facility and a
 $10 million bridge loan
• Conclusion: Our client completed the acquisition, successfully developed its assets and ultimately refinanced our debt with conventional senior debt
Subordinated Debt Solution
2. Disciplined Investment Approach

NGPC
 NGP Capital Resources Company
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• Production Company with existing assets desired to refinance its existing debt and purchase an asset package having significant development potential
• The total financing need was approximately $40 million
• Senior debt capacity was approximately $15 million
• Solution: Along with an equity investment from third parties, NGPC provided a $35 million combined senior and subordinated facility
• Conclusion: In connection with the equity investment, NGPC’s financing enabled our client to complete the acquisition and begin development of the properties
Combined Senior and Sub Debt Solution
2. Disciplined Investment Approach

NGPC
 NGP Capital Resources Company
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20
• Engineering and management team needed $30 million to acquire and develop several producing oil and gas fields
• The team needed additional equity to complete the transaction and wanted a one-stop financing source
• Senior debt capacity was approximately $17 million
• Solution: NGPC provided a $22 million combined senior and subordinated facility and made a $4 million common equity investment in the new company
• Conclusion: Our client completed the acquisition, made follow-on acquisitions, successfully developed its assets and ultimately refinanced our debt facility with conventional senior debt. NGPC remains an equity partner as the company continues to grow
Integrated Balance Sheet Solution
2. Disciplined Investment Approach

NGPC
 NGP Capital Resources Company
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3. Attractive Vehicle
Many Advantages for Investors
Energy-specific focus
Attractive fee structure
 – 20% over 8% hurdle and no catch-up provision
 – 20% of realized capital gains net of realized and unrealized capital losses
Liquid Investment
Total return investment with meaningful current yield
Efficient tax structure
 – regulated investment company à no corporate federal
 income tax

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 NGP Capital Resources Company
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Without Catch-Up
With Catch-Up
1.6% Improvement in Total Yield w/o Catch-Up
3. Attractive Vehicle - A Closer Look
No “Catch Up” Provision Increases Yield

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 NGP Capital Resources Company
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3. Attractive Vehicle - A Closer Look
Strong Management Team
Strong brand name, expertise and deal flow
Located in Houston, Texas, the hub of the energy business
An affiliate of NGP Energy Capital Management
Ten investment professionals
Energy, engineering, and financial experience and expertise
for this specialized investment focus

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
24
Agenda
NGPC overview
Business philosophy
Performance highlights
Growth drivers

NGPC
 NGP Capital Resources Company
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Growth In Targeted Investments…
$M
Committed & Available
Outstanding
Excellent Credit Quality

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 NGP Capital Resources Company
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… Driving Earnings Growth
Net income per share
Net Investment Income
up 32%
$1.78
$0.86
$0.65
Realized Capital Gain
Unrealized Capital Gain
Unrealized Capital Loss
Full Year 2005
Full Year 2007
Full Year 2006
Realized Capital Loss
up 107%
$0.24
1Q08

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 NGP Capital Resources Company
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… and Growth in Dividends
up 39%
$1.44
up 57%
2005
2006
2007
1Q08

NGPC
 NGP Capital Resources Company
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28
Agenda
NGPC overview
Business philosophy
Performance highlights
Growth drivers

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
29
Growth Drivers
1
3
Strong deal pipeline
2
4
5
Portfolio diversification

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 NGP Capital Resources Company
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30
NGPC - The Next Steps
• $500 to $750 million portfolio
• Originate $250 to $350 million per year
• Continue investment discipline and diversification for
 best risk adjusted returns
• Continue focus on total return
• Continue stable growth of earnings and dividends

NGPC
 NGP Capital Resources Company
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31
Why Invest in NGPC
• Uniquely positioned BDC in attractive energy market segment
 – continual financing needs, large market
• Successful business model
 – clear focus, unique capabilities, disciplined approach,
 proven results
• Momentum building as company enters
 fourth year of operations
 – strong pipeline, maturing investments, earnings and dividend growth

www.ngpcrc.com
713-752-0062

John Homier Steve Gardner Kelly Plato
Dan Schockling Hans Hubbard Chris Ryals Robert Sheffey

Client Presentation
May 14, 2008

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
2
Forward Looking Statements
This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.
Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.
Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing.
Such information and other information about the company is available in our annual report on Form
10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results.

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
3
 Our Company
 ❖ NGPC is a public, specialty finance company that provides capital to small and mid-sized energy companies for growth and development
 Our Experience
 ❖ Since November 2004, we have invested more than $528
  million1 to help companies expand their businesses and
  create value

Note 1: As of 03-31-08
NGP Capital Resources Company At A Glance

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
4
NGPC Is A Strong Partner

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
5
Acquisitions & Buyouts
Growth & Development
Monetizations
Structured Vehicles
Recapitalizations
Restructuring
Capital For A Broad Range Of Purposes

NGPC
 NGP Capital Resources Company
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6
A Range of Mezzanine Financing Products
Combined senior &
subordinated debt
Subordinated debt
Preferred equity
Convertible debt
Project equity

NGPC
 NGP Capital Resources Company
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7
Investment Types Bank Debt Mezzanine Investments Equity
PROBABLE PRODUCING RESERVES
PROVED UNDEVELOPED RESERVES
PROVED NON-PRODUCING RESERVES
PROVED PRODUCING RESERVES
OTHER PROBABLE RESERVES
POSSIBLE RESERVES
IRR Objective 5% 10% 20% 30%

ENGINEERING RISK
EXPLORATION RISK
OTHER RESOURCE
 Our Target Market
NGPC Provides Customized Capital Solutions
Throughout The Mezzanine Risk Spectrum
After Zorich

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 NGP Capital Resources Company
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8
Financings Tailored For The Assets And Management Team
✓ Structure: Often a loan with equity kickers
✓ Coupon: High single digit to low teens, depending on position in the risk spectrum; sometimes with pay-in-kind option
✓ Equity Kickers: ORRI/NPI, warrants, and/or conversion
 features that are sized along with the coupon to achieve a
 target return commensurate with the risk of the transaction

NGPC
 NGP Capital Resources Company
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9
NGPC Is A Strong Partner

NGPC
 NGP Capital Resources Company
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10
Target Market Is Small To Midsized Energy Companies
❖ Private companies and companies not traded on a national
 exchange
❖ Needing capital for growth and development
❖ Individual investments range from $5 million to over $100 million

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 NGP Capital Resources Company
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11
1
2
3
2
1
Proven energy track record
Regional, asset or technical expertise
In control of the pace of development and operations
Good Management and Organization Are Key

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 NGP Capital Resources Company
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12
Engineering Orientation Is Also Key
❖ Production development and engineering play
❖ Not a pure exploration or new technology play
❖ Not solely a price play

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 NGP Capital Resources Company
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13
Development Oriented Companies And Projects

NGPC
 NGP Capital Resources Company
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14
NGPC Is A Strong Partner

NGPC
 NGP Capital Resources Company
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15
NGPC Is A Unique Provider Of Capital
✓ Public Company
✓ Affiliate of NGP Energy Capital Management
✓ Over $400 million of investable capital
✓ No corporate federal income tax
✓ Attractive for yield oriented investors

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 NGP Capital Resources Company
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16
Advantages Of NGPC As A Financing Partner
❖ Energy focused and experienced
❖ Pricing and structure tailored to the risk assumed
❖ Speed of commitment and surety of closing
❖ One-stop financing
❖ Underwriting capability
❖ Permanent capital

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
17
NGPC Is A Strong Partner

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
18
Subordinated Debt Solution
❖ Producer with existing assets desired to purchase an asset package having significant redevelopment potential (PDNP, PUD, operational improvements)
❖ Purchase price was approximately $120 million
❖ Senior debt capacity was approximately $60 million
❖ Solution: NGPC provided a $50 million subordinated debt facility and a
 $10 million bridge loan
❖ Conclusion: Our client completed the acquisition, successfully developed its assets and ultimately refinanced our debt with conventional senior debt

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
19
Combined Senior and Sub Debt Solution
❖ Production Company with existing assets desired to refinance its existing debt and purchase an asset package having significant development potential
❖ The total financing need was approximately $40 million
❖ Senior debt capacity was approximately $15 million
❖ Solution: Along with an equity investment from third parties, NGPC provided a $35 million combined senior and subordinated facility
❖ Conclusion: In connection with the equity investment, NGPC’s financing enabled our client to complete the acquisition and begin development of the properties

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
20
Integrated Balance Sheet Solution
❖ Engineering and management team needed $30 million to acquire and develop several producing oil and gas fields
❖ The team needed additional equity to complete the transaction and wanted a one-stop financing source
❖ Senior debt capacity was approximately $17 million
❖ Solution: NGPC provided a $22 million combined senior and
 subordinated facility and made a $4 million common equity investment in the new company
❖ Conclusion: Our client completed the acquisition, made follow-on acquisitions, successfully developed its assets and ultimately refinanced our debt facility with conventional senior debt. NGPC remains an equity partner as the company continues to grow

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
21
Rapid Reaction Solution
❖ Producer needed $22 million to fund working capital for its ongoing development drilling program
❖ A previously arranged financing had failed to close and the company was faced with a working capital deficit due to its capex obligations
❖ Solution: In less than two weeks, NGPC provided and closed a $25 million combined senior and subordinated facility
❖ Conclusion: NGPC’s financing provided our client with the liquidity that it needed to continue to meet is drilling obligations. The company subsequently merged with a larger company on favorable terms

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
22
NGPC Is An Active Participant

NGPC
 NGP Capital Resources Company
CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION
23
1
4
3
2
Customized financing solutions
For small to midsized energy companies
Permanent and established capital
Enabling companies to accelerate growth
Reasons To Partner With NGPC

www.ngpcrc.com
713-752-0062

John Homier Steve Gardner Kelly Plato
Dan Schockling Hans Hubbard Chris Ryals Robert Sheffey